Supplement dated June 22, 2021 to the Prospectus dated May 1, 2021 for the Pacific KeyExec VUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

The table showing the minimum and maximum total annual operating expenses in the Total Annual Fund Operating Expenses section is deleted and replaced with the following:

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.08%	4.17%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.08%	1.13%

Form No. 15-51852-00